Long Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long Term Debt	LONG TERM DEBT
The ninth amendment to the RLOC provided the Company with a senior secured term loan facility commitment of up to $50,000. The Company drew down the full $50,000 of this term loan on December 4, 2020. The interest rate on the term loan is one-month LIBOR plus 8% per annum, and there is a 1% floor on the LIBOR Rate. An additional 3% interest per annum will accrue to the principal balance as paid-in-kind (“PIK”) interest. The term loan maturity date is December 4, 2023.
A reconciliation of the outstanding principal to the carrying amount of long term debt is as follows:

	December 31,
	2021	2020
Outstanding principal	$50,000	$50,000
PIK	1,664	117
Debt discount	(11,003)	(13,704)
Total carrying amount	$40,661	$36,413